UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.         )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

QUANTUM CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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QUANTUM CORPORATION

224 Airport Parkway, Suite 550

San Jose, CA 95110

(408) 944-4000

Supplement to Proxy Statement for

Annual Meeting of Stockholders

to be held on November 13, 2019

This Supplement, dated November 7, 2019, supplements the definitive proxy statement (the “Proxy Statement”) of Quantum Corporation (the “Company”) filed with the Securities and Exchange Commission on October 16, 2019, relating to the Company’s Annual Meeting of Stockholders to be held on November 13, 2019 at 11:30 a.m., Eastern Time, at the law offices of Pillsbury Winthrop Shaw Pittman LLP, 31 West 52nd Street, New York, New York. This Supplement, which describes a recent change in the slate of nominees for election to the Company’s Board of Directors, updates the Proxy Statement and should be read in conjunction with it. Except as described in this Supplement, the information previously provided in the Proxy Statement continues to apply and should be considered carefully in voting your shares.

We have made our proxy materials, including this Supplement, available over the Internet at www.proxyvote.com. This Supplement is being made available to stockholders over the Internet at www.proxyvote.com on November 7, 2019. We are also making available a revised proxy card to enable stockholders to vote on the revised slate of nominees for election to the Company’s Board of Directors. If you vote using the revised proxy card, it will revoke and replace any previous proxy you have submitted. However, if you have already voted and you do not wish to change your vote, you do not need to take any further action.

The time and place of the Annual Meeting have not changed. The Annual Meeting will be held on November 13, 2019 at 11:30 a.m., Eastern Time, at the law offices of Pillsbury Winthrop Shaw Pittman LLP, 31 West 52nd Street, New York, New York.

Change in Director Candidates Nominated by the Board of Directors

The Company’s Board of Directors has approved a revised slate of nominees for election to the Company’s Board of Directors at the Annual Meeting.

On November 3, 2019, Eric Singer submitted his retirement from the Board effective immediately due to other responsibilities and determined not to stand for re-election to the Board at the Annual Meeting. Mr. Singer was previously included in the recommended slate of directors standing for election to the Company’s Board of Directors at the Annual Meeting. As a result, the current recommended slate of directors consists of John A. Fichthorn, James J. Lerner, Raghavendra Rau and Marc E. Rothman. In connection with Mr. Singer’s retirement from the Board, the Board also reduced the authorized number of directors from five to four directors.

The revised proxy card furnished with this Supplement differs from the proxy card previously furnished to you with the Proxy Statement, in that the revised proxy card does not include the name of Eric Singer as a director nominee in Proposal One. If you have not voted already, we encourage you to submit your vote on all five proposals by submitting a revised proxy via the Internet or by telephone by following the procedures on your revised proxy card. If you vote using the revised proxy card, it will revoke and replace any previous proxy card you have submitted. If you have already submitted a proxy card and you do not wish to change your vote on any of the proposals, you do not have to take any further action. If you return, or have returned, an original proxy card, your proxy will still remain valid, and the persons named as proxies on the proxy card will vote as you previously instructed with respect to the Company’s four remaining nominees chosen by the Board, excluding Mr. Singer, as well as with respect to the other proposals on the proxy card. Since Mr. Singer is no longer running for re-election, votes for Mr. Singer submitted by stockholders will not be cast for Mr. Singer.

As discussed in the Proxy Statement, for voting with respect to the election of directors, stockholders may cumulate their votes. Cumulative voting means that a stockholder has the right to give any one candidate who has been properly placed in nomination a number of votes equal to the number of directors to be elected multiplied by the number of shares the stockholder is entitled to vote, or to distribute such votes on the same principle among as many properly nominated candidates (up to the number of persons to be elected) as the stockholder may wish. For example, if you own 100 shares of Common Stock, and there are four directors to be elected at the Annual Meeting, you could cast a total 400 “FOR” votes (four times one hundred) among as few or as many of the four nominees to be voted on at the Annual Meeting as you choose. Since Mr. Singer is no longer in the revised slate of directors and there are only four nominees, if you did not elect to cumulate your votes, then any votes cast for Mr. Singer using the original proxy card will not be voted and are not eligible to be voted for other directors on a cumulative basis. There are only four nominees for directors, so any votes you wish to cumulate will be multiplied by four, not five. If you returned an original proxy card that is not revoked and you elected to cumulate all of your votes in favor of Mr. Singer, your votes will not be cast on Proposal One, unless you submit a revised proxy card and revoke your original proxy card. If you cumulated your votes for multiple candidates, including Mr. Singer, the votes that you applied to Mr. Singer will be proportionately allocated to the other nominees for whom you voted “FOR” in the same proportion of votes allocated to the nominees, other than Mr. Singer, on your proxy card.

If you are a stockholder of record and choose to cumulate your votes, you are required to submit a printed proxy card and make an explicit statement of your intent to cumulate your votes by so indicating in writing on the proxy card. If you hold shares beneficially through a bank, broker or other financial intermediary and wish to cumulate votes, you should contact your bank, broker or other financial intermediary. You will not be able to submit cumulative vote allocation instructions for director candidates if you grant a proxy by telephone or the Internet; thus, if you wish to cumulate your votes, you must do so on a printed proxy card. If you wish to cumulate your votes on Proposal One and have not yet returned your printed proxy card, you will not have sufficient time to request, receive and return a printed copy of the revised proxy card before the Annual Meeting is held. As a result, if you wish to cumulate your votes and have not yet returned your printed proxy card, we recommend that you use your original proxy card to elect to cumulate your votes and apply those votes for any of the four remaining nominees. Any votes applied to Mr. Singer will be treated as described in the immediately preceding paragraph. You may also appear in person to vote your shares and may elect to cumulate your shares for the election of directors at the Annual Meeting. If you hold your shares through a bank, broker or other financial intermediary, please be sure to follow the instructions in the Proxy Statement for attending the Annual Meeting and voting your shares.

If you vote by proxy card or voting instruction card and sign your card with no further instructions, James J. Lerner and J. Michael Dodson as proxy holders, may cumulate and cast your votes in favor of the election of some or all of the applicable nominees in their sole discretion, except that none of your votes will be cast for any nominee as to whom you vote against or abstain from voting.

Other Matters

Other than as set forth above, no items presented in the Proxy Statement are affected by this Supplement, and you should carefully review the proxy statement prior to voting your shares. The Company knows of no matters to be submitted to the Annual Meeting other than those presented in the proxy statement, as amended and supplemented by this Supplement. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed revised proxy card to vote the shares they represent in accordance with their best judgement on each of these other matters.

By Order of the Board of Directors,

San Jose, California	J. Michael Dodson
November 7, 2019	Senior Vice President, Chief Financial Officer and Secretary

QUANTUM CORPORATION
224 AIRPORT PARKWAY, SUITE 550
SAN JOSE, CA 95110

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your Notice or proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your Notice or proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E86856-P30109

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

QUANTUM CORPORATION

The Board of Directors Recommends a Vote "For" each of the Nominees named in Proposal 1.

Vote on Directors

1. Proposal to elect to the Board of Directors.	For	Against	Abstain
1a. John A. Fichthorn	☐	☐	☐
1b. James J. Lerner	☐	☐	☐
1c. Raghavendra Rau	☐	☐	☐
1d. Marc E. Rothman	☐	☐	☐

The Board of Directors Recommends a Vote "For" Proposals 2, 3, 4, and 5.

	For	Against	Abstain
2. Proposal to ratify the appointment of Armanino LLP as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2020.	☐	☐	☐
3. Proposal to adopt a resolution approving, on an advisory basis, the compensation of the Company's named executive officers.	☐	☐	☐
4. Proposal to approve an amended and restated 2012 Long-Term Incentive Plan.	☐	☐	☐
5. Proposal to approve an amended and restated Employee Stock Purchase Plan.	☐	☐	☐

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder(s). **If no direction is made, this proxy will be voted FOR each of the nominees named in Proposal 1 and FOR Proposals 2, 3, 4, and 5.** If any other matters properly come before the meeting or any adjournment thereof, the persons named in this proxy are authorized to vote in their discretion.

Unless otherwise specified, this proxy authorizes the proxies named on the reverse side to cumulate votes that the undersigned is entitled to cast at the annual meeting in connection with the election of directors and allocate them among director nominees for which you do not vote "Against" or "Abstain." To provide specific directions with regard to cumulative voting, including to direct that the proxy holders cumulate votes with respect to a specific board nominee or nominees as explained in the proxy statement or to withhold authority to cumulate votes, mark the box to the right and write your instructions. If you wish to direct that the proxy holders cumulate votes with respect to a specific Board nominee or nominees, please indicate the name(s) and number of votes to be given to such Board nominee. You may not cumulate votes "Against" a nominee. ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If the signer is a corporation or partnership, please sign in full corporate or partnership name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature/Title (Joint Owners) Date

E86857-P30109 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report and Proxy Statement are available at www.proxyvote.com. QUANTUM CORPORATION Annual Meeting of Stockholders — November 13, 2019 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned stockholder(s) of Quantum Corporation, a Delaware Corporation, hereby acknowledge(s) receipt of the Proxy Statement dated October 15, 2019, and hereby appoint(s) James J. Lerner and J. Michael Dodson, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Quantum Corporation, to be held on November 13, 2019 at 11:30 a.m., Eastern Time, at the law offices of Pillsbury Winthrop Shaw Pittman LLP, 31 West 52nd Street, New York, New York 10019, and at any adjournments or postponements thereof, and to vote (including cumulatively, if required) all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on all matters set forth on the reverse side. In accordance with the discretion and at the instruction of the Board of Directors, the proxy holder is authorized to act upon all matters incident to the conduct of the meeting and upon other matters that properly come before the meeting subject to the conditions described in Quantum’s Proxy Statement concerning the Annual Meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. Where no direction is given, except in the case of broker non-votes, the shares represented by this proxy will be voted in accordance with the Board of Directors’ (or an authorized committee thereof) recommendations. Unless you specifically instruct otherwise, this proxy confers discretionary authority to cumulate votes for any or all of the nominees for election of directors except for nominees for whom you have voted “Against” or “Abstain”, in accordance with the instruction of the Board of Directors. At the Annual Meeting, unless you specifically instruct otherwise, the Board of Directors will instruct the proxy holders to cast the votes as to which voting authority has been granted so as to provide for the election of the maximum number of the Company’s director nominees, and will provide instructions as to the order of priority of our nominees in the event that fewer than all of our nominees are elected. If any nominee named on the reverse side for good cause will not serve or is unable to serve as a director, the persons named as proxies shall have the authority to vote for any other person who may be nominated at the instruction and discretion of the Board of Directors or an authorized committee thereof. Cumulative Voting Instructions (Mark the corresponding box on the reverse side) PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. (Continued, and to be signed and dated, on the reverse side.) (If you noted cumulative voting instructions, please check the corresponding box on the reverse side.) Proxy Card